Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

On January 16, 2026, the Company closed the registered direct offering and issued an aggregate of 155,000,000 Class A Ordinary Shares at a purchase price of $0.025 per share and received aggregate gross proceeds of approximately $3,875,000.

On February 6, 2026, the Company closed the registered direct offering and issued an aggregate of 250,000,000 Class A Ordinary Shares at a purchase price of $0.025 per share and received aggregate gross proceeds of approximately $6,250,000.

On February 24, 2026, the Company effectuated 1-for-80 share consolidation of the Class A Ordinary Shares and Class B Ordinary Shares.

On February 23, 2026, the Company acquired 100% of the issued share capital of Twocap Limited, a privately held company incorporated in Hong Kong, whose wholly-owned subsidiary, Sisworld Credit One Limited, a company incorporated in Hong Kong with limited liability, holds a money lender license granted by the Licensing Court of Hong Kong pursuant to the Money Lenders Ordinance (Cap. 163) of Hong Kong, for a total cash consideration of $100,000. Upon completion, Twocap Limited will become a wholly owned subsidiary of the Company, and its financial results will be consolidated with those of the Company from the date of completion.

The Company evaluated all events and transactions that occurred after December 31, 2025 up through the date the Company issued these consolidated financial statements. Other than the event disclosed above, there was no other subsequent event occurred that would require recognition or disclosure in the Company’s consolidated financial statements.